SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 25, 2005


                            FBR SECURITIZATION, INC.
             (Exact name of registrant as specified in its charter)


           Delaware               333-122578-02                 20-2028732
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

               1001 Nineteenth Street North, Arlington, VA 22209
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (703) 312-9500

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of First NLC Trust 2005-1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2005 among FBR Securitization, Inc., as Depositor, Litton Loan Servicing LP, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On October 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FIRST NLC TRUST 2005-2

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as as Trustee under the Agreement referred to herein


                  By:   /s/  Thomas Venusti
                        --------------------------------------------
                Name:   Thomas Venusti
               Title:   Assistant Vice President

                Date:   October 27, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2005


                             First NLC Trust 2005-2
                        Statement To Certificateholders
                                 October 25, 2005


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
AV1     187,750,000.00   177,582,805.84   5,828,980.16      563,628.09      6,392,608.25    0.00        0.00      171,753,825.68
AV2     239,730,000.00   239,730,000.00           0.00      797,568.39        797,568.39    0.00        0.00      239,730,000.00
AV3      15,320,000.00    15,320,000.00           0.00       52,202.90         52,202.90    0.00        0.00       15,320,000.00
M1       24,300,000.00    24,300,000.00           0.00       84,368.25         84,368.25    0.00        0.00       24,300,000.00
M2       23,100,000.00    23,100,000.00           0.00       80,946.25         80,946.25    0.00        0.00       23,100,000.00
M3       14,100,000.00    14,100,000.00           0.00       49,635.92         49,635.92    0.00        0.00       14,100,000.00
M4       12,000,000.00    12,000,000.00           0.00       43,403.33         43,403.33    0.00        0.00       12,000,000.00
M5       10,800,000.00    10,800,000.00           0.00       39,237.00         39,237.00    0.00        0.00       10,800,000.00
M6       10,500,000.00    10,500,000.00           0.00       38,739.17         38,739.17    0.00        0.00       10,500,000.00
M7        9,000,000.00     9,000,000.00           0.00       36,830.00         36,830.00    0.00        0.00        9,000,000.00
M8        8,400,000.00     8,400,000.00           0.00       35,051.33         35,051.33    0.00        0.00        8,400,000.00
M9        8,100,000.00     8,100,000.00           0.00       36,735.75         36,735.75    0.00        0.00        8,100,000.00
M10      15,000,000.00    15,000,000.00           0.00       79,508.33         79,508.33    0.00        0.00       15,000,000.00
M11       8,100,000.00     8,100,000.00           0.00       42,934.50         42,934.50    0.00        0.00        8,100,000.00
P               100.00           100.00           0.00      115,548.28        115,548.28    0.00        0.00              100.00
R                 0.00             0.00           0.00            0.00              0.00    0.00        0.00                0.00
RX                0.00             0.00           0.00            0.00              0.00    0.00        0.00                0.00
TOTALS  586,200,100.00   576,032,905.84   5,828,980.16    2,096,337.49      7,925,317.65    0.00        0.00      570,203,925.68

C        13,799,927.00    13,800,027.00           0.00    1,295,484.04      1,295,484.04    0.00        0.00       13,800,027.00
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AV1       32113JAS4       945.84716826   31.04649885    3.00201379    34.04851265          914.80066940       AV1  3.940000 %
AV2       32113JAT2     1,000.00000000    0.00000000    3.32694444     3.32694444        1,000.00000000       AV2  4.130000 %
AV3       32113JAU9     1,000.00000000    0.00000000    3.40750000     3.40750000        1,000.00000000       AV3  4.230000 %
M1        32113JAV7     1,000.00000000    0.00000000    3.47194444     3.47194444        1,000.00000000       M1   4.310000 %
M2        32113JAW5     1,000.00000000    0.00000000    3.50416667     3.50416667        1,000.00000000       M2   4.350000 %
M3        32113JAX3     1,000.00000000    0.00000000    3.52027801     3.52027801        1,000.00000000       M3   4.370000 %
M4        32113JAY1     1,000.00000000    0.00000000    3.61694417     3.61694417        1,000.00000000       M4   4.490000 %
M5        32113JAZ8     1,000.00000000    0.00000000    3.63305556     3.63305556        1,000.00000000       M5   4.510000 %
M6        32113JBA2     1,000.00000000    0.00000000    3.68944476     3.68944476        1,000.00000000       M6   4.580000 %
M7        32113JBB0     1,000.00000000    0.00000000    4.09222222     4.09222222        1,000.00000000       M7   5.080000 %
M8        32113JBC8     1,000.00000000    0.00000000    4.17277738     4.17277738        1,000.00000000       M8   5.180000 %
M9        32113JBD6     1,000.00000000    0.00000000    4.53527778     4.53527778        1,000.00000000       M9   5.630000 %
M10       32113JBE4     1,000.00000000    0.00000000    5.30055533     5.30055533        1,000.00000000       M10  6.580000 %
M11       32113JBF1     1,000.00000000    0.00000000    5.30055556     5.30055556        1,000.00000000       M11  6.580000 %
P         N/A           1,000.00000000    0.00000000           ###           ####        1,000.00000000       P    0.000000 %
TOTALS                    982.65576181    9.94366968    3.57614659    13.51981627          972.71209213

C         N/A           1,000.00724642    0.00000000   93.87615166    93.87615166        1,000.00724642       C    0.000000 %
-----------------------------------------------------------------------------------------------------    -------------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Belen Bautista
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com

Sec. 7.14                     Interest Proceeds                                                                       3,279,959.71

Sec. 7.14                     Principal Proceeds                                                                      5,828,980.16
                              Scheduled Monthly Payments                                                                288,577.75
                              Curtailments                                                                             -347,709.99
                              Prepayments in Full                                                                     5,888,112.40
                              Loans Repurchased by Seller                                                                     0.00
                              Substitution Amounts                                                                            0.00
                              Net Liquidation Proceeds                                                                        0.00

                              Overcollateralization Amount                                                           13,800,027.00
                              Target Overcollateralization Amount                                                    13,800,000.00
                              Overcollateralization Deficency                                                                 0.00
                              Monthly Excess Cashflow                                                                 1,298,027.57
                              Extra Principal Distribution amount                                                             0.00
                              Overcollateralization Release Amount                                                            0.00

Sec. 7.14                     Current Realized Losses                                                                         0.00
                              Cummulative Losses since Cut-Off                                                                0.00
                              Cummulative Losses Percentage since Cut-Off                                               0.000000 %

Sec. 7.14(xi)                 Fees
                              Servicing Fee                                                                             245,072.12
                              Trustee Fee                                                                                 3,686.46

Sec. 7.14(xii)                Mortgage Information
                              Number of Loans Outstanding                                                                 3,030.00
                              Aggregate Scheduled Balance of Loans                                                  584,003,852.68

Sec. 7.14(xiii)(A-D)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                                       Group 1
                                                                                 Principal
                                      Category              Number                Balance               Percentage
                                      1 Month                        61            10,807,430.12                  1.85 %
                                      2 Month                        18             3,355,718.58                  0.57 %
                                      3 Month                         0                     0.00                  0.00 %
                                       Total                         79            14,163,148.70                  2.42 %
                                       Group Totals
                                                                                 Principal
                                      Category              Number                Balance               Percentage
                                      1 Month                        61            10,807,430.12                  1.85 %
                                      2 Month                        18             3,355,718.58                  0.57 %
                                      3 Month                         0                     0.00                  0.00 %
                                       Total                         79            14,163,148.70                  2.42 %

Sec. 7.14(xiii)(E)            Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %

Sec. 7.14(xiii)(F)            Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               2              243,475.18                  0.04 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               2              243,475.18                  0.04 %

Sec. 7.14(xiii)(G)            Number and Aggregate Principal Amounts of REO Loans
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %

Sec. 7.14(xvi)                Monthly Advances                                                                     0.00

Sec. 7.14                     Stepdown Date Has Not Occurred

Sec. 7.14                     1-Month LIBOR for Current Distribution Date                                     3.83000 %

Sec. 7.14                     Net Wac Rate                                                                    6.44331 %

Sec. 7.14                     Prepayment Penalties                                                           115,548.28

Section 7.14                  Class AV1 Basis Risk Shortfall Paid                                                  0.00
                              Class AV1 Basis Risk Shortfall Remaining                                             0.00

Section 7.14                  Class AV2 Basis Risk Shortfall Paid                                                  0.00
                              Class AV2 Basis Risk Shortfall Remaining                                             0.00

Section 7.14                  Class AV3 Basis Risk Shortfall Paid                                                  0.00
                              Class AV3 Basis Risk Shortfall Remaining                                             0.00

Section 7.14                  Class M1 Basis Risk Shortfall Paid                                                   0.00
                              Class M1 Basis Risk Shortfall Remaining                                              0.00

Section 7.14                  Class M2 Basis Risk Shortfall Paid                                                   0.00
                              Class M2 Basis Risk Shortfall Remaining                                              0.00

Section 7.14                  Class M3 Basis Risk Shortfall Paid                                                   0.00
                              Class M3 Basis Risk Shortfall Remaining                                              0.00

Section 7.14                  Class M4 Basis Risk Shortfall Paid                                                   0.00
                              Class M4 Basis Risk Shortfall Remaining                                              0.00

Section 7.14                  Class M5 Basis Risk Shortfall Paid                                                   0.00
                              Class M5 Basis Risk Shortfall Remaining                                              0.00

Section 7.14                  Class M6 Basis Risk Shortfall Paid                                                   0.00
                              Class M6 Basis Risk Shortfall Remaining                                              0.00

Section 7.14                  Class M7 Basis Risk Shortfall Paid                                                   0.00
                              Class M7 Basis Risk Shortfall Remaining                                              0.00
Section 7.14                  Class M8 Basis Risk Shortfall Paid                                                   0.00
                              Class M8 Basis Risk Shortfall Remaining                                              0.00

Section 7.14                  Class M9 Basis Risk Shortfall Paid                                                   0.00
                              Class M9 Basis Risk Shortfall Remaining                                              0.00

Section 7.14                  Class M10 Basis Risk Shortfall Paid                                              1,651.65
                              Class M10 Basis Risk Shortfall Remaining                                             0.00

Section 7.14                  Class M11 Basis Risk Shortfall Paid                                                891.89
                              Class M11 Basis Risk Shortfall Remaining                                             0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
